Supplement dated June 25, 2014
to the Prospectuses of the following fund:
Fund	Prospectuses Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Mid Cap Value Opportunity Fund	5/1/2014
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” or "Summary of Columbia VP - Mid Cap Value Opportunity Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Role with Fund	Managed Fund Since
David Hoffman	Co-lead manager	September 2013
Diane Sobin, CFA	Co-lead manager	September 2013
Jonas Patrikson, CFA	Co-manager	June 2014
Effective immediately, the information about the portfolio managers under the caption “Portfolio Managers” in the “More Information About the Fund” or "More Information About Columbia VP - Mid Cap Value Opportunity Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Role with Fund	Managed Fund Since
David Hoffman	Co-lead manager	September 2013
Diane Sobin, CFA	Co-lead manager	September 2013
Jonas Patrikson, CFA	Co-manager	June 2014
Mr. Hoffman joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2001. He currently serves as Senior Portfolio Manager. Mr. Hoffman began his investment career in 1986 and earned a B.A. from Grinnell College and a Masters from Columbia University.
Ms. Sobin joined Threadneedle in 2011 as a portfolio manager. She currently serves as Threadneedle’s Head of U.S. Equities. Prior to joining Threadneedle, Ms. Sobin worked as an investment professional for the Investment Manager or its predecessors from 2001 to 2011. Ms. Sobin began her investment career in 1983 and earned a B.B.A. from Pace University.
Mr. Patrikson joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2004. He currently serves as Portfolio Manager. Mr. Patrikson began his investment career in 1990 and earned a B.A. from the University of Linkoping, Sweden.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6474-4 A (6/14)